SEI INSTITUTIONAL INVESTMENTS TRUST

Multi-Asset Real Return Fund

Supplement Dated August 30, 2013
to the Class A Shares Prospectus Dated April 30, 2013

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the disclosure of dividend distribution of the Multi-Asset Real Return Fund.

At a meeting held on August 8, 2013, the Board of Trustees of SEI Institutional Investments Trust approved a change in distribution for the Multi-Asset Real Return Fund from quarterly to annually.

Accordingly, the first paragraph under the sub-section entitled "Dividends and Distributions" on page 45 is hereby deleted and replaced with the following:

The Funds distribute their investment income periodically as a dividend to shareholders. It is the policy of the Funds to pay dividends annually. The Funds make distributions of capital gains, if any, at least annually. You will receive dividends and distributions in the form of cash unless otherwise stated.

There are no other changes to the disclosure of dividend distribution of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE